Exhibit 99.1

Salary.com™ Announces Second Quarter 2010 Financial Results

Reports 34th Consecutive Quarter of Revenue Growth

Achieves Positive Operating Cash Flow for Second Quarter in a Row

NEEDHAM, Mass. – November 5, 2009 – Salary.com, Inc. (NASDAQ: SLRY), a leading provider of on-demand talent management, payroll, and compensation solutions, today announced financial results for its second quarter of fiscal 2010, which ended September 30, 2009.

Revenue in the second quarter of 2010 was $11.6 million, an increase of 10% over the second quarter of fiscal 2009. Bookings were $12.2 million, an increase of 9% over the second quarter of fiscal 2009. Non-GAAP operating cash flow, which excludes cash payments for severance, was positive with a cash inflow of $0.5 million in the second quarter of 2010. GAAP operating cash flow was an inflow of $0.4 million in the second quarter of 2010.

Kent Plunkett, founder and chief executive officer, stated, “We are pleased to have completed our 34th consecutive quarter of revenue growth and achieved positive operating cash flow from operations for the second quarter in a row. Our broad strategy of offering an array of integrated, best-in-breed human capital management tools and data again contributed to larger overall transaction sizes in the second quarter, with 14 transactions over $100,000 in the quarter and six of those larger than $250,000. We believe Salary.com’s strong execution is reflected in continued bookings and cash flow growth as we continue to gain momentum as a human capital management leader.”

Second Quarter 2010 Financial Summary

•	Second quarter revenue was $11.6 million, an increase of 10% over the second quarter of fiscal 2009.

•

On a GAAP basis, for the second quarter of fiscal 2010, Salary.com reported a net loss of $4.7 million, or ($0.29) per diluted share, compared to a net loss of $6.3 million, or ($0.39) per diluted share, in the second quarter of fiscal 2009.

•

On a non-GAAP basis, excluding stock-based compensation, amortization of intangibles and restructuring expenses, Salary.com reported a net loss of $1.9 million, or ($0.12) per diluted share, for the second quarter of fiscal 2010, compared to a net loss of $3.0 million, or ($0.18) per diluted share, in the second quarter of fiscal 2009.

•	Cash and cash equivalents as of September 30, 2009 were $16.1 million, compared to $17.0 million as of June 30, 2009.

•

Current deferred revenue was $27.3 million as of September 30, 2009, compared to $27.4 million as of June 30, 2009. Total deferred revenue grew to $29.9 million as of September 30, 2009, from $29.3 million as of June 30, 2009.

•

Excluding non-recurring cash payments for severance, non-GAAP cash flow from operations was a net inflow of $0.5 million in the second quarter of fiscal 2010. Including the non-recurring payments for severance, GAAP cash flow from operations was a net inflow of $0.4 million, a $1.4 million improvement compared to the same period a year ago.

Additional Second Quarter Business Highlights

•	During the second quarter, Salary.com added approximately 100 customers, and ended the quarter with approximately 3,600 enterprise customers.

•

New customer additions in the second quarter of fiscal 2010 included: Boston Medical Center, Caraco Pharmaceutical Laboratories, Ltd., Casio America, Inc., The Cooper Health System, Emergint Technologies Inc., and Washington Mills Management, Inc.

•

During the second quarter, Salary.com held user conferences in Boston, Chicago, New York, San Francisco, and Singapore, with over 500 customers attending. The user groups offered four separate tracks for different human resources disciplines and featured industry experts from Gartner, IDC, and Bersin & Associates as speakers.

•

At the HR Technology® Conference in October, Salary.com won the Talent Management Shootout in a vote by hundreds of human resources professionals. TalentManager won the contest against three competitors after a demonstration of its easy-to-learn and easy-to-use features and the seamless integration of TalentManager’s data-driven content with Salary.com’s performance, competency, goal management, compensation planning, succession planning, career planning, and employee development software and data solutions. Bersin and Associates published the reasons they believe Salary.com won the Shootout in a blog post available at http://www.bersin.com/Blog/post/Why-Salarycom-Won-the-2009-HR-Technology-Shootout.aspx.

•

During the second quarter, Salary.com repurchased approximately 179,000 shares at an average purchase price of $3.01 per share. To date, the Company has repurchased approximately 1.3 million shares at an average price of $2.03 per share.

Bryce Chicoyne, Salary.com’s chief financial officer said, “Our effective execution in the second quarter resulted in an increase in bookings, revenue, and operating cash flow on both a year-over-year and sequential basis, and I am proud of that accomplishment. We remain committed to long-term revenue growth and cash flow generation and are managing the company with that in mind. Larger deal trends and a continued strong customer retention rate are fueling our optimism for long-term growth.”

Business Outlook

For the third quarter of fiscal 2010, Salary.com expects total revenue in the range of $11.4 million to $11.9 million. Non-GAAP net loss is expected to be in the range of $1.7 million to $2.2 million. Non-GAAP net loss excludes non-cash stock-based compensation expenses in the range of $1.7 million to $2.0 million, amortization of intangibles in the range of $1.2 million to $1.3 million, and restructuring charges of approximately $100,000. GAAP net loss for the third quarter of fiscal 2010 is expected to be in the range of $4.7 million to $5.8 million. Weighted average diluted shares for the quarter are estimated to be approximately 16.2 million shares.

For the full year fiscal 2010, we expect revenue to be in the range of $46.5 million to $50.5 million. Non-GAAP net loss is expected to be in the range of $4.8 million to $8.8 million. Non-GAAP net loss excludes non-cash impact of stock-based compensation in the range of $8.0 million to $10.0 million, amortization of intangibles in the range of $4.8 million to $5.1 million, and restructuring charges of approximately $200,000. On a GAAP basis, net loss for fiscal 2010 is expected to be in the range of $19.3 million to $23.3 million. Non-GAAP cash flow from operations, which excludes $500,000 in severance, is expected to be in the range of $1.2 million to $2.2 million in fiscal 2010. Weighted average diluted shares for the year are estimated to be approximately 16.3 million shares.

Conference call

What:	Salary.com second quarter financial results and business overview conference call and webcast
When:	Thursday, November 5, 2009
Time:	5:00 PM ET
Live Call:	(877) 879-6201, domestic
(719) 325-4891, international
Replay:	(888) 203-1112, conference ID 9646334, domestic
(719) 457-0820, conference ID 9646334, international
Webcast:	http://investor.salary.com/events.cfm (live and replay)

NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures in the text of this press release and accompanying non-GAAP supplemental information represent financial measures used by Salary.com’s management to evaluate the operating performance of the Company and to conduct its business operations. Non-GAAP financial measures discussed in the press release relate to the Company’s net income and operating expenses and exclude amortization of intangible assets, stock-based compensation, and restructuring charges. This press release also discusses operating cash flows excluding non-recurring severance costs as well. By excluding these items and by providing information on the Company’s bookings in addition to its GAAP revenues, Salary.com can evaluate its operations and can compare its results on a more consistent basis to the results of other companies in the industry. Management uses the non-GAAP financial measures for planning purposes, including the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company’s financial and operational performance and in assisting investors in comparing the Company’s financial performance to those of other companies in the Company’s industry, many of which present similar non-GAAP financial measures to investors. However, these non-GAAP financial measures are not intended to be an alternative to financial measures prepared in accordance with GAAP and should not be considered in isolation from our GAAP results of operations. Pursuant to the requirements of the SEC rules under Regulation G, a detailed reconciliation between the Company’s GAAP and non-GAAP financial results is provided in this press release and investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company’s SEC filings.

About Salary.com, Inc.

Salary.com™ is a leading provider of on-demand talent management, payroll, and compensation solutions helping businesses and individuals manage pay and performance. Salary.com’s highly configurable software applications, proprietary data and consulting services help HR and compensation professionals automate, streamline and optimize critical talent management processes including: payroll, benefits, HR administration, market pricing, compensation planning, performance management, competency management, learning and development, and succession planning. Built with compensation and competency data at the core, Salary.com solutions provide businesses of all sizes with the most productive and cost-effective way to manage and inspire their most important asset — their people. For more information, visit www.salary.com.

SLRY-F

SOURCE: Salary.com

Media Contact:

Carol Ferrari

Salary.com

(781) 851-8983

press@salary.com

Investor Contact:

Garo Toomajanian

ICR, LLC

(781) 851-8540

ir@salary.com

Safe Harbor Statement

This release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These are statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “may,” “will,” “expects,” “projects,” “anticipates,” “estimates,” “believes,” “intends,” “plans,” “should,” “seeks,” and similar expressions. This press release contains forward-looking statements relating to, among other things, Salary.com’s expectations and assumptions concerning future performance and growth, including expectations of financial performance in the third quarter of 2010 and the full fiscal year 2010. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual future results to differ materially from those projected or contemplated in the forward-looking statements. The risks and uncertainties referred to above include, but are not limited to, the impact of a global economic recession and uncertainty in the information technology spending environment, risks associated with possible fluctuations in our operating results and rate of growth, integration and performance of acquired businesses, our history of operating losses, the possibility that we will not achieve GAAP profitability or our expectations for Non-GAAP net loss, our ability maintain and expand our customer base and product and service offerings, interruptions or delays in our service or our Web hosting, our business model, our ability to continue to obtain compensation data, breach of our security measures, the emerging market in which we operate, our ability to hire, retain and motivate our employees and manage our growth, our ability to generate additional revenues from our investments in sales and marketing, competition, our ability to continue to release and gain customer acceptance of new and improved versions of our service, successful customer deployment and utilization of our services, our ability to effectively protect our intellectual property and not infringe on the intellectual property of others, fluctuations in the number of shares outstanding and general economic factors, as well as those risks and uncertainties described in Salary.com’s filings with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended March 31, 2009 and Form 10-Q for the quarter ended June 30, 2009. Salary.com expressly disclaims any obligation to update any forward-looking statements. The information and opinions contained in the third-party website links referred to in this press release do not reflect the views of Salary.com. Salary.com has not verified, prepared, or adopted any such information or opinions.

Exhibit 1

Salary.com, Inc.

Condensed Consolidated Balance Sheets

(in thousands, unaudited)

ASSETS	September 30, 2009	March 31, 2009
Current assets:
Cash and cash equivalents	$16,080	$21,085
Accounts receivable, net of allowance for doubtful accounts	6,626	6,040
Prepaid expenses and other current assets	1,599	1,558

Total current assets before funds held for clients	24,305	28,683
Funds held for clients	9,401	12,964

Total current assets	33,706	41,647

Property, equipment and software, net	2,515	3,025
Goodwill and intangible assets, net	33,292	32,350
Other assets	1,383	1,679

Total assets	$70,896	$78,701

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued compensation	$3,904	$2,342
Accrued expenses and other current liabilities	6,082	3,300
Long term debt	6,025	8,125
Deferred revenue, current portion	27,280	26,556

Total current liabilities before client funds obligations	43,291	40,323
Client funds obligations	9,401	12,964

Total current liabilities	52,692	53,287

Deferred revenue, net of current portion	2,585	1,729
Long term liabilities	1,768	1,742

Total liabilities	57,045	56,758

Total stockholders’ equity
Total stockholders’ equity	13,851	21,943

Total liabilities and stockholders’ equity	$70,896	$78,701

Exhibit 2

Salary.com, Inc.

Consolidated Statements of Operations

(in thousands, unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2009	2008	2009	2008
Revenues:
Subscription revenues	$10,750	$9,858	$21,194	$18,848
Advertising revenues	895	688	1,808	1,313

Total revenues	11,645	10,546	23,002	20,161

Cost of revenues (1)	3,746	3,131	7,379	6,372

Gross profit	7,899	7,415	15,623	13,789

Operating expenses:
Research and development (1)	2,438	2,296	4,701	4,105
Sales and marketing (1)	5,559	7,153	11,275	13,643
General and administrative (1)	3,735	3,941	7,770	7,937
Amortization of intangible assets	756	444	1,494	823

Total operating expenses	12,488	13,834	25,240	26,508

Loss from operations	(4,589)	(6,419)	(9,617)	(12,719)

Other income:
Interest income	4	206	11	457
Other income (expense)	(56)	(30)	(157)	(57)

Total other income	(52)	176	(146)	400

Loss before provision for income taxes	(4,641)	(6,243)	(9,763)	(12,319)
Provision for income taxes	20	56	46	143

Net loss	$(4,661)	$(6,299)	$(9,809)	$(12,462)

Net loss per share - basic and diluted	$(0.29)	$(0.39)	$(0.61)	$(0.78)

Weighted average shares outstanding - basic and diluted	16,165	16,247	16,212	16,041

(1) Amounts include stock-based compensation expense, as follows:

	Three Months Ended September 30,		Six Months Ended September 30,
	2009	2008	2009	2008
Cost of revenues	$205	$407	$430	$807
Research and development	278	521	538	788
Sales and marketing	587	720	1,168	1,437
General and administrative	426	829	845	1,433

	$1,496	$2,477	$2,981	$4,465

Exhibit 3

Salary.com, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands, unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2009	2008	2009	2008
Cash flows from operating activities:
Net loss	$(4,661)	$(6,299)	$(9,809)	$(12,462)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,634	1,166	3,253	2,183
Stock-based compensation	1,496	2,478	2,981	4,465
Other non-cash items	(79)	434	329	489
Change in operating assets and liabilities	2,028	1,249	3,752	2,257

Net cash provided by (used in) operating activities	418	(972)	506	(3,068)

Cash flows from investing activities:
Cash paid for acquisition of business	(46)	(5,387)	(46)	(5,637)
Cash paid for intangible assets	(342)	(2)	(384)	(32)
Increase in restricted cash	—	(6)	(1)	(378)
Purchases of property and equipment	(81)	(221)	(145)	(548)
Capitalization of software development costs	(134)	(34)	(173)	(79)
Proceeds on sale of property and equipment	2	—	3	—
Net increase in assets held to satisfy client funds obligations	(7,056)	—	3,563	—

Net cash used in investing activities	(7,657)	(5,650)	2,817	(6,674)

Cash flows from financing activities:
Net proceeds from exercise (buyback) of common stock options and warrants	(674)	(5)	(2,346)	95
Net proceeds from line of credit and notes payable	(55)	(64)	(2,227)	(64)
Net increase in client funds obligation	7,056	—	(3,563)	—

Net cash provided by (used in) financing activities	6,327	(69)	(8,136)	31

Effect of exchange rate changes on cash and cash equivalents	(26)	2	(192)	2

Decrease in cash and cash equivalents	(938)	(6,689)	(5,005)	(9,709)

Cash and cash equivalents, beginning of period	17,018	34,707	21,085	37,727

Cash and cash equivalents, end of period	$16,080	$28,018	$16,080	$28,018

Exhibit 4

Salary.com, Inc.

Reconciliation of Non-GAAP Measures

(in thousands, unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2009	2008	2009	2008
Reconciliation of GAAP loss from operations to non-GAAP loss from operations:

Loss from operations	$(4,589)	$(6,419)	$(9,617)	$(12,719)
Amortization of intangible assets	756	444	1,494	823
Amortization of intangible assets (included in cost of revenues)	428	425	842	822
Restructuring charges	118	—	118	—
Stock-based compensation	1,496	2,477	2,981	4,465

Non-GAAP loss from operations	$(1,791)	$(3,073)	$(4,182)	$(6,609)

Reconciliation of GAAP net loss to non-GAAP net loss:

GAAP net loss	$(4,661)	$(6,299)	$(9,809)	$(12,462)
Amortization of intangible assets	756	444	1,494	823
Amortization of intangible assets (included in cost of revenues)	428	425	842	822
Restructuring charges	118	—	118	—
Stock-based compensation	1,496	2,477	2,981	4,465

Non-GAAP net loss	$(1,863)	$(2,953)	$(4,374)	$(6,352)

Non-GAAP net loss per share	$(0.12)	$(0.18)	$(0.27)	$(0.40)

Weighted average shares outstanding—basic and diluted	16,165	16,247	16,212	16,041

Exhibit 5

SALARY.COM

Reconciliation of Certain GAAP to Non-GAAP Financial Measures

(In thousands, unaudited)

	Three months ended September 30, 2009
	US GAAP Results	Amortization of Intangible Assets	Stock-based Compensation Expense	Restructuring Charges	Non-GAAP Results

Cost of revenues	$3,746	$(428)	$(205)	$—	$3,113

Research and development expenses	2,438	—	(278)	—	2,160
Sales and marketing expenses	5,559	—	(587)	—	4,972
General and administrative expenses	3,735	—	(426)	(118)	3,191
Amortization of intangible assets	756	(756)	—	—	—

Total operating expenses	$12,488	$(756)	$(1,291)	$(118)	$10,323

	Three months ended September 30, 2008
	US GAAP Results	Amortization of Intangible Assets	Stock-based Compensation Expense	Restructuring Charges	Non-GAAP Results

Cost of revenues	$3,131	$(425)	$(407)	$—	$2,299

Research and development expenses	2,296	—	(521)	—	1,775
Sales and marketing expenses	7,153	—	(720)	—	6,433
General and administrative expenses	3,941	—	(829)	—	3,112
Amortization of intangible assets	444	(444)	—	—	—

Total operating expenses	$13,834	$(444)	$(2,070)	$—	$11,320

	Six months ended September 30, 2009
	US GAAP Results	Amortization of Intangible Assets	Stock-based Compensation Expense	Restructuring Charges	Non-GAAP Results

Cost of revenues	$7,379	$(842)	$(430)	$—	$6,107

Research and development expenses	4,701	—	(538)	—	4,163
Sales and marketing expenses	11,275	—	(1,168)	—	10,107
General and administrative expenses	7,770	—	(845)	(118)	6,807
Amortization of intangible assets	1,494	(1,494)	—	—	—

Total operating expenses	$25,240	$(1,494)	$(2,551)	$(118)	$21,077

	Six months ended September 30, 2008
	US GAAP Results	Amortization of Intangible Assets	Stock-based Compensation Expense	Restructuring Charges	Non-GAAP Results

Cost of revenues	$6,372	$(822)	$(807)	$—	$4,743

Research and development expenses	4,105	—	(788)	—	3,317
Sales and marketing expenses	13,643	—	(1,437)	—	12,206
General and administrative expenses	7,937	—	(1,433)	—	6,504
Amortization of intangible assets	823	(823)	—	—	—

Total operating expenses	$26,508	$(823)	$(3,658)	$—	$22,027

Exhibit 6

Salary.com, Inc.

Reconciliation of Non-GAAP Measures

(in thousands, unaudited)

	Three Months Ended September 30,
	2009	2008
Calculated bookings:

Revenue	$11,645	$10,546
Change in deferred revenue	569	685

Calculated bookings	$12,214	$11,231

Exhibit 7

Salary.com, Inc.

Reconciliation of Non-GAAP Measures

(in thousands, unaudited)

	Three Months Ended September 30,	Six Months Ended September 30,
	2009	2009

Net cash provided by operating activities	$418	$506
Payments of severance related payments	112	399

Non-GAAP cash provided by operating activities	$530	$905